                                                                                        Exhibit 99.2

                                      CERTIFICATION PURSUANT TO
                                       18 U.S.C. SECTION 1350,
                                       AS ADOPTED PURSUANT TO
                            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In  connection  with the  Quarterly  Report of The St.  Lawrence  Seaway  Corporation  (the
"Company") on Form 10-Q for the period  ending  December 31, 2002 as filed with the  Securities  and
Exchange Commission on the date hereof (the "Report"),  I, Daniel L. Nir, President and Treasurer of
the  Company,  certify,  pursuant  to 18  U.S.C.ss.  1350,  as  adopted  pursuant  toss.  906 of the
Sarbanes-Oxley Act of 2002, that:

(1) The Report fully  complies with the  requirements  of Section  13(a) or 15(d) of the  Securities
Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Daniel L. Nir
------------------
Daniel L. Nir
President and Treasurer
February 14, 2003